UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2022

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 West Front Street Statesville, North Carolina		28677
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 704-873-7202

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	KEQU	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 11, 2022, Kewaunee Scientific Corporation (the “Company”) entered into a Thirteenth Amendment to Credit and Security Agreement (the “Amendment”) with Wells Fargo Bank, National Association (the “Bank”), the effectiveness of which was conditioned upon the consummation of the Sale-Leaseback Arrangement (as defined and further described below in Item 2.01), which occurred on March 24, 2022. The Amendment made certain changes to the Credit and Security Agreement, dated as of May 6, 2013, as amended (the “Credit Agreement”), between the Company and the Bank, and to the Revolving Line of Credit Note, dated May 6, 2013, made by the Company and payable to the order of the Bank, as amended (the “Revolving Note”). The changes included (i) amending and replacing the $15,000,000 line of credit with a $7,500,000 line of credit; (ii) providing for the removal of liens on property of the Company previously existing pursuant to the terms of the Credit Agreement; (iii) changing the interest rate under the Credit Agreement such that interest shall accrue at a rate equal to the greater of (a) the Prime Rate (as defined in the Revolving Note) plus 1.1% and (b) 4.75%, in each case plus any default interest which may become applicable pursuant to the terms of clause (d) of the “Interest” section of the Revolving Note; (iv) consenting to the consummation of the Sale-Leaseback Arrangement; and (v) restating the amended Credit Agreement to reflect all amendments to date.

On March 24, 2022, under the terms of the previously announced Sale-Leaseback Arrangement (as defined and further described below in Item 2.01), the Company entered into a 20-year lease with CAI Investments Medical Products I Master Lessee, LLC, a Delaware limited liability company and affiliate of the buyer under the Sale-Leaseback Arrangement, CAI Investments Sub Series 100, LLC, a Nevada limited liability company (the “Lease Agreement”). In addition to the initial term of 20 years, the Company has a right to renew the Lease Agreement thereafter for four renewal terms of five years each. The Company’s initial basic rent under the Lease Agreement is approximately $158,000 per month, which rent will increase by approximately 2% each year of the initial term.

The foregoing descriptions are not intended to be complete descriptions of the Amendment and the Lease Agreement and are qualified in their entirety by reference to the full texts of the Amendment and the Lease Agreement, as applicable, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ending April 30, 2022.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 24, 2022, the Company completed the transactions contemplated by its previously announced sale-leaseback arrangement for the Company’s headquarters and manufacturing facilities located at 2700 West Front Street in Statesville, North Carolina (the “Sale-Leaseback Arrangement”).

The Company sold the property for $30,275,000 and simultaneously entered into the Lease Agreement (as defined and further described above in Item 1.01).

After payment of fees and withholding of a repair fund of $161,012.50 and a capital expenditure account of $1,000,000, the Company’s net cash proceeds received upon closing equaled $13,643,472.80 (the “Net Cash Proceeds”). Additionally, the Company acquired $14,864,377.20 of preferred equity in CAI Investments Medical Products I Parent, LLC, a Delaware limited liability company (the “Preferred Equity”). The Preferred Equity will be purchased from the Company over a 30-day period, subject to a cure period of equal duration and backed by a guaranty from certain affiliates of the buyer (the “Preferred Equity Proceeds” and, together with the Net Cash Proceeds, the “Proceeds”). A portion of the Net Cash Proceeds was used to repay amounts outstanding under the Credit Agreement, and the remainder of the Proceeds is expected to be used for general corporate purposes.

In connection with the consummation of the Sale-Leaseback Arrangement, the Company also entered into a fourth amendment to the Agreement for Purchase and Sale of Real Property with the buyer, CAI Investments Sub Series 100, LLC, a Nevada limited liability company (the “Fourth Amendment”). The Fourth Amendment made certain changes to the terms and structure of the Sale-Leaseback Arrangement, resulting in the principal final terms described above.

The foregoing description of the Sale-Leaseback Arrangement is not intended to be a complete description of the Sale-Leaseback Arrangement or the documents governing the Sale-Leaseback Arrangement and is qualified in its entirety by reference to the full text of the Agreement for Purchase and Sale of Real Property, including all amendments to date, copies of which are incorporated by reference as Exhibits 10.1, 10.2, 10.3 and 10.4, and included as Exhibit 10.5, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

10.1	Agreement for Purchase and Sale of Real Property, dated as of December 22, 2021 between CAI Investments Sub Series 100, LLC and Kewaunee Scientific Corporation (incorporated herein by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on March 11, 2022).

10.2	Amendment 1 to the Agreement for Purchase and Sale of Real Property, dated January 21, 2022 (incorporated herein by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on March 11, 2022).

10.3	Amendment 2 to the Agreement for Purchase and Sale of Real Property, dated January 24, 2022 (incorporated herein by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed on March 11, 2022).

10.4	Amendment 3 to the Agreement for Purchase and Sale of Real Property, dated January 26, 2022 (incorporated herein by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q filed on March 11, 2022).

10.5	Amendment 4 to the Agreement for Purchase and Sale of Real Property, dated March 23, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
Kewaunee Scientific Corporation

Date: March 30, 2022	/s/ Donald T. Gardner III
Donald T. Gardner III Vice President, Finance
Chief Financial Officer